UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - OCTOBER 12, 2006

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Caster Avenue
Woodbridge, Ontario, Canada L4L 5Y9
(Address of principal executive offices)

(905) 264-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

As previously reported, Axion Power, International (the “Company”) has been involved in litigation with certain promoters of Mega-C Power Corporation (“Mega-C”) who have asserted a variety of claims arising from alleged interference in Mega-C’s affairs and the Company’s purchase of the e3 Supercell technology. The Company filed an involuntary bankruptcy petition against Mega-C in April 2004. Since July 2005, the Company has been involved in litigation with Mega-C’s Chapter 11 Trustee that focused primarily on whether the shares of common stock the Company contributed to the Trust for the Benefit of the Shareholders of Mega-C Power Corporation (the “Mega-C Trust”) were property of the bankruptcy estate (the “Bankruptcy Proceedings”).

On May 3, 2006, the Company filed Post-effective Amendment No. 2 to its Form S-1 Registration Statement under the Securities Act of 1933 for the purpose of registering the resale of 1,627,500 shares of common stock held by the Mega-C Trust. On May 12, 2006, the Company was advised by the SEC that the amendment would be held in abeyance while the SEC’s accounting staff conducted a detailed review of its audited financial statements for the years ended December 31, 2003, 2004 and 2005 and its unaudited interim financial statements for the periods ended March 31, June 30 and September 30, 2004 and 2005 (the “Accounting Inquiry”). As is typical in such reviews, the SEC’s accounting staff raised a number of issues in its Accounting Inquiry that the Company’s management, lawyers and auditors have been diligently working to address. On August 29, 2006, the Company submitted written correspondence to the SEC (the “August SEC Correspondence”) relating to what the Company considers to be the final four issues remaining to be resolved in connection with the Accounting Inquiry.

Over the next several weeks, the Company anticipates that certain officers and retained experts will be asked to provide testimony and or reports in connection with the Bankruptcy Proceedings. The Company also considers it likely that certain of the information provided in such testimony or reports will focus on the accounting issues as outlined by the Company in its August SEC Correspondence. Accordingly, in the spirit of full and fair disclosure, the Company wants to disclose the four issues it identified in the August SEC Correspondence:

1.	Whether the notes receivable from Mega-C Power Corporation were impaired and should have been written off ;

2.
Whether the financial statements of the Mega-C Trust should have been consolidated with the financial statements of the Company pursuant to the requirements of Financial Interpretation 46R (FIN 46R), as promulgated by the Financial Accounting Standards Board (FASB);

3.	Whether the Company’s acquisition of the battery technology constituted research and development expense that should have been written off when incurred; and

4.	Whether the carrying value of the battery technology was impaired at any reporting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 12, 2006	Axion Power International, Inc.

By: /s/ Thomas Granville
Thomas Granville
Chief Executive Officer